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                                                                   Exhibit 10.12


                    AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

         AMENDMENT NO. 1, DATED AS OF MARCH 26, 1998 (THE "AMENDMENT") TO SHAREHOLDERS AGREEMENT, dated as of December 18, 1997 (the "Agreement") by and among Safelite Glass Corp. ("Safelite"), Belron (USA) BV ("Belron"), the Kellman Shareholders (as defined therein), TH Lee (as defined therein) and the Management Shareholders (as defined therein).

         WHEREAS, pursuant to Section 14 of the Agreement, the parties hereto desire to modify certain terms and conditions of the Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         A.       AMENDMENT TO THE AGREEMENT.

         1. Section 2(a)(i) of the Agreement is hereby amended by deleting the following:

                  "until the Triggering Day, the authorized number of directors on the Board shall be established at ten (10) directors;" and inserting in lieu thereof the following:

                  "until the Triggering Day, the authorized number of directors on the Board shall be established at an even number between eight (8) and sixteen (16);"

         2. Section 2(a)(ii) of the Agreement is hereby amended by deleting the following:

                  "the following individuals shall be elected to the Board:"

                  and inserting in lieu thereof the following:

                  "individuals shall be elected to the Board as follows:"

         3. Section 2(a)(ii)(A)(1) of the Agreement is hereby amended by deleting the following:

                  "five (5) representatives designated by Belron (which designees initially shall be Ronnie Lubner, M. Louis Shakinovsky, John E. Mason, Adrian F. Jones and Selwyn Herson), determined by a vote of the Belron Shareholders owning a majority of the Shareholder Shares held by all Belron Shareholders (the "Belron Directors"); and"


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                  and inserting in lieu thereof the following:

                  "one-half of the Board members shall be designated by Belron, determined by a vote of the Belron Shareholders owning a majority of the Shareholder Shares held by all Belron Shareholders (the "Belron Directors"); and"

         4. Section 2(a)(ii)(A)(2) of the Agreement is hereby amended by deleting the following:

                  "five (5) representatives designated by TH Lee (which designees initially shall be Garen K. Staglin, John F. Barlow, Anthony J. DiNovi, Scott M. Sperling and Seth W. Lawry), determined by a vote of the TH Lee Shareholders and Management Shareholders owning a majority of the Shareholder Shares held by all TH Lee Shareholders and Management Shareholders (the "TH Lee Directors").

                  and inserting in lieu thereof the following:

                  "one-half of the Board shall be designated by TH Lee, determined by a vote of the TH Lee Shareholders and Management Shareholders owning a majority of the Shareholder Shares held by all TH Lee Shareholders and Management Shareholders (the "TH Lee Directors").

         B. RATIFICATION, ETC. Except as otherwise expressly set forth herein, all terms and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect. Except as expressly set forth herein, nothing herein shall be construed to be an amendment or a waiver of any requirements of the Agreement. All references in the Agreement to the Agreement shall, from and after the date hereof, be deemed to be references to the Agreement as amended by this Amendment.

         C. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         D. GOVERNING LAW. This Amendment shall be governed by the laws of the State of New York as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies, without giving effect to provisions thereof regarding conflict of laws.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as of the date first above written.



                                             BELRON (USA) BV


                                             By: /s/ Louis Shakinovsky
                                                 -------------------------------
                                                 Name: Louis Shakinovsky
                                                 Title: Director


                                             THOMAS H. LEE EQUITY FUND III, L.P.


                                             By: /s/ Anthony J. Dinovi
                                                 -------------------------------
                                                 Name: Anthony J. DiNovi
                                                 Title: Vice President



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